UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: March 17, 2011

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On March 17, 2011, National CineMedia, Inc. (“NCM, Inc.”), as sole manager of National CineMedia, LLC (“NCM LLC”), provided written notice setting forth the determination of common membership units due to/from the members of NCM LLC (the “Founding Members”) as shown in the table below, in accordance with the Common Unit Adjustment Agreement dated as of February 13, 2007, by and among NCM, Inc., NCM LLC, Regal CineMedia Holdings, LLC (“Regal”), American Multi-Cinema, Inc. (“AMC”), Cinemark Media, Inc. (“Cinemark”), Regal Cinemas, Inc. (“RCI”) and Cinemark USA, Inc. Regal, AMC and Cinemark are referred to collectively as the “Founding Members.” The “Founding Member Group” means, with respect to each Founding Member, the Founding Member, its ESA Party, and their Affiliates. The common membership units will be issued on March 31, 2011, the settlement date, to RCI and Cinemark. AMC will surrender common membership units on the settlement date. Following is a summary of the NCM LLC ownership units that will result from this most recent Common Unit Adjustment:

Founding Member Group	Number of Units Owned Prior to 2010 Adjustment (as of Dec. 30, 2010)	Number of Units Issued/(Surrendered) per 2010 Adjustment	Total Number of Units Owned Post 2010 Adjustment (as of Dec. 30, 2010)
AMC	18,803,420	(1,479,638)	17,323,782
Cinemark	16,946,503	549,417	17,495,920
Regal	21,452,792	607,470	22,060,262
NCM, Inc. (1)	53,549,477	0	53,549,477

Total	110,752,192	(322,751)	110,429,441

(1)	Excludes restricted shares which have vested subsequent to December 30, 2010.

Following the issuance of common membership units pursuant to the Common Unit Adjustment Agreement for fiscal 2010, each Founding Member Group’s ownership interest in NCM LLC will change as follows:

Founding Member Group	Ownership Interest Prior to 2010 Adjustment (as of Dec. 30, 2010)	Ownership Interest Post 2010 Adjustment (as of Dec. 30, 2010)	Change
AMC	16.98%	15.69%	- 1.29
Cinemark	15.30%	15.84%	+ 0.54
Regal	19.37%	19.98%	+ 0.61
NCM, Inc. (1)	48.35%	48.49%	+ 0.14

(1)	Excludes restricted shares which have vested subsequent to December 30, 2010.

Pursuant to NCM, Inc’s Amended and Restated Certificate of Incorporation and NCM LLC’s Third Amended and Restated Limited Liability Company Operating Agreement, members of NCM LLC, other than NCM, Inc., may choose to have common membership units redeemed, and NCM, Inc. may elect to issue cash or shares of its common stock on a one-for-one basis. Therefore, the NCM LLC units issued to the Founding Members may be redeemable for an equal number of shares of NCM, Inc.’s common stock.

Neither NCM, Inc. nor NCM LLC received any cash consideration in exchange for the issuance of the units. In addition to the issuance of the units to Cinemark and RCI, cash will be paid in lieu of partial units in the amounts of $6.19 and $9.53 to Cinemark and RCI, respectively. Cash will be received in lieu of partial units from AMC of $14.46.

The units will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided for by Section 4(2) thereof for transactions not involving a public offering. Appropriate legends have been affixed to the securities issued in this transaction. The Founding Members had adequate access, through business or other relationships, to information about NCM, Inc.

Discussion of Common Unit Adjustment Calculation

Methodology

The Common Unit Adjustment Agreement provides a mechanism for adjusting membership units held by the Founding Members, based on increases or decreases in attendance associated with theatre additions and dispositions by each Founding Member. The adjustment of membership units pursuant to this agreement are conducted annually, except that an earlier adjustment will occur for a Founding Member if its acquisition or disposition of theatres, in a single transaction or cumulatively since the most recent adjustment, will cause a change of two percent or more in the total annual attendance.

Increases in attendance associated with theatre additions are included in the unit adjustment if arising from acquisition of a theatre or opening of a newly constructed theatre, except that lease renewals and extensions are not included and acquired theatres, subject to an agreement with an alternative cinema advertising provider, will not be included until certain run out payments are made to NCM LLC by the Founding Member acquiring the theatre pursuant to its ESA or until such third party cinema advertising agreement expires.

Decreases in attendance associated with theatre dispositions are included in the unit adjustment if arising from the closure or sale of a theatre, unless the purchaser or sublessee enters into an agreement with NCM LLC similar to the ESA, the theatre is closed at the end of its lease term in effect on February 13, 2007 (the Common Unit Adjustment Agreement date), the theatre is closed at the end of an initial term of a lease entered into after February 13, 2007, or a non-digitized theatre is closed within the last three years of the term of a lease in effect on February 13, 2007.

The changes in 2010 attendance were calculated based on full year 2010 attendance for acquired theatres that were open for the entire 2010 period and based on the twelve months prior to the disposition date for theatres that were disposed; however, if an acquired or new build theatre was not operating during the entire 2010 period, the change in annual attendance was calculated based on 75% of the projected, year 1 annual attendance for such theatre, as determined in approving development by the Founding Members’ board of directors (or other investment committee designated by the board). Additionally, in the calculations for adjustment upon acquisition, new openings, closures or disposition, only one-half of the attendance was included for theatres that were not digitized.

In the case of acquired or new build theatres in which the 75% of projected, year 1 annual attendance was used in prior Common Unit Adjustments, an additional adjustment or “true-up” was made to the net increases and decreases in attendance. This adjustment was calculated as the variance between the attendees applied in the prior Common Unit Adjustment and the actual, year 1 attendance for such theatres.

Discussion of changes in screens and attendance:

•	The aggregate net attendance adjustment used in calculating the Common Unit Adjustment was a decrease of 1,389,275 attendees.

•

The total attendance increase was 7,229,075 attendees, of which 2,891,211 attendees related to newly opened theatres (projected attendance of 3,854,948 weighted at 75%) and 4,337,864 attendees related to acquired theatres of which 4,126,333 were from digital screens and 211,531 were from non-digital screens (423,062 weighted at 50%). A total of 256 screens (108 new and 148 acquired) were added resulting in an average attendance per added screen of approximately 28,239 (26,770 per new screen and 29,310 per acquired screen).

•

The total attendance decrease due to dispositions was 8,971,781 attendees, of which 8,476,141 attendees were from digital screens and 495,640 attendees were from non-digital screens (attendance of 991,279 weighted at 50%). A total of 358 screens were disposed of resulting in an average attendance per disposed screen of approximately 25,061. Excluding 142 disposed screens and 5,162,633 attendees that resulted from transferring certain theatres between Founding Members, the average attendance per disposed screen is approximately 17,635.

•

The total attendance increase due to an adjustment between the projected, year 1 attendance of 8 new builds included in the prior Common Unit Adjustment and the actual, year 1 attendance for these 8 new build theatres was 353,431 attendees.

•

Though excluded from the calculation, it is important to note that the decrease in attendance due to end of lease screen closures was 3,374,925 attendees, of which 2,607,143 attendees were from digital screens and 767,782 attendees were from non-digital screens (attendance of 1,535,563 weighted at 50%). A total of 189 screens were excluded, of which 169 screens were due to end of lease screen closures and 20 screens due to a temporary closure resulting in an average attendance per excluded screen of approximately 17,857. These attendees are approximately 27% of the total attendance loss from dispositions and end of lease closures. Excluding the attendance related to the 142 disposed screens transferred between Founding Members, these attendees are approximately 47% of the total attendance loss from dispositions and end of lease closures.

Calculation of the Common Unit Adjustment (1): (as of and for the fiscal year ended December 30, 2010, except as noted)

Outstanding NCM LLC Equity Equivalents (2)	110,944,800
Times – NCM, Inc. Share Price (3)	$18.9028

NCM LLC Equity Value	$2,097,167,365

NCM LLC Long-Term Funded Debt	$775,000,000
Less NCM LLC Cash and Cash Equivalents	($13,778,275)

NCM LLC Enterprise Value	$2,858,389,090

Divided by – Attendance Total (4)	650,902,470

NCM LLC Enterprise Value per Attendee	$4.3914246

Times – aggregate Net Attendance Adjustment (for the period January 1, 2010 through December 30, 2010)	(1,389,275)

Common Unit Adjustment Equivalent (Value of aggregate Net Attendance Adjustment)	($6,100,896)

Divided by – NCM, Inc. Share Price (3)	$18.9028

Common Unit Adjustment (in whole units)	(322,751)

Cash in lieu of partial units from Founding Members	$1.26

(1)	Terms as defined in the Common Unit Adjustment Agreement dated as of February 13, 2007.
(2)	Includes 53,301,588 60-day weighted average shares of NCMI outstanding common stock, 57,202,715 60-day weighted average NCM LLC units held by the Founding Members.
(3)	Represents the 60-day weighted average share price of NCM, Inc.
(4)	Includes attendees from network affiliates and Regal Consolidated theatres.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
3.1	Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 4.1 from the Registrant’s Registration Statement on Form S-8 (File No. 333-140652) filed on February 13, 2007.)

10.1	National CineMedia, LLC Third Amended and Restated Limited Liability Company Operating Agreement dated as of February 13, 2007, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.1.1	First Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of March 16, 2009, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1.1 from the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33296) filed on August 7, 2009.)

10.1.2	Second Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of August 6, 2010, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc. (Incorporated by reference to Exhibit 10.1 from the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on August 10, 2010.)

10.2	Common Unit Adjustment Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., National CineMedia, LLC, Regal CineMedia Holdings, LLC, American Multi-Cinema, Inc., Cinemark Media, Inc, Regal Cinemas, Inc. and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.6 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.3	Registration Rights Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., American Multi-Cinema, Inc., Regal CineMedia Holdings, LLC and Cinemark Media, Inc. (Incorporated by reference to Exhibit 10.11 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.4	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.4.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

Exhibit	Description
10.4.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and American Multi-Cinema, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

10.5	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.5.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

10.5.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

10.6	Exhibitor Services Agreement dated as of February 13, 2007, by and between National CineMedia, Inc. and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.4 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.6.1	Amendment to Exhibitor Services Agreement dated as of November 5, 2008, by and between National CineMedia LLC and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on November 6, 2008.)

10.6.2	Second Amendment to Exhibitor Services Agreement dated as of October 1, 2010, by and between National CineMedia, LLC and Regal Cinemas, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.) (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on October 6, 2010.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, NCM, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: March 22, 2011	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary